                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            INC.UBATOR CAPITAL, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

    ---------------------------------------------------------------------------
                            inc!ubator Capital, Inc.



Dear Stockholder:

         You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Inc.ubator Capital, Inc. (the "Company"), which will be held on September 6, 2000 at 2:00 P.M. (local time) at the office of Inc.ubator Capital, Inc., 9777 Wilshire Boulevard, Suite 718, Beverly Hills, CA 90212. The official notice of the Annual Meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention. At the meeting, stockholders of Inc.ubator Capital, Inc. are being asked to elect directors of Inc.ubator Capital, Inc.

         Whether or not you expect to attend the meeting in person it is important that your shares be voted at the meeting. We urge you to specify your choices by marking the enclosed proxy and returning it promptly.

Sincerely,


Harry J. Weitzel
Chairman and Chief Executive Officer


Jason W. Galanis
President

                            Inc.ubator Capital, Inc.
                             9777 Wilshire Boulevard
                                    Suite 718
                             Beverly Hills, CA 90212

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held September 6, 2000

                           ---------------------------

TO OUR STOCKHOLDERS:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Inc.ubator Capital, Inc. (the "Company") will be held on September 6, 2000 at 2:00 P.M. (local time), at the office of Inc.ubator Capital, Inc., 9777 Wilshire Boulevard, Suite 718, Beverly Hills, CA 90212 for the following purposes:

                  1. To elect directors named herein to serve for terms described in the accompanying Proxy Statement and until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement;

                  2. To act upon such other business as may properly come before this meeting or any postponement or adjournment thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting.

         The Board has fixed July 26, 2000 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

         A complete list of stockholders entitled to vote at the Annual Meeting is available for examination by any stockholder, for any purpose germane to the Annual Meeting, between 9:00 a.m. and 5:00 p.m. at the office of the Company located at 9777 Wilshire Boulevard, Suite 718, Beverly Hills, CA 90212 for a period of ten days prior to the Annual Meeting, as well as at the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors,

                                            Michael Bodnar
                                            Secretary
Beverly Hills, California
July 28, 2000

                            Inc.ubator Capital, Inc.
                             9777 Wilshire Boulevard
                                    Suite 718
                             Beverly Hills, CA 90212

                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------


         The accompanying proxy is solicited by and on behalf of the Board of Directors of Inc.ubator Capital, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 6, 2000 at 2:00 P.M. (local time) at the office of the Company, 9777 Wilshire Boulevard, Suite 718, Beverly Hills, CA 90212 and at any postponement or adjournment thereof. The approximate date on which this proxy statement and the accompanying form of proxy will first be sent or given to stockholders is July 28, 2000.

         Sending in a signed proxy will not affect the stockholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, delivering a later dated proxy or giving written notice to the Secretary of the Company at any time before the proxy is exercised.

         The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual stockholder reports to any beneficial owners of the Common Stock.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Common Stock and Series A Preferred Stock for election of the nominees for director named in this proxy statement.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters which the Company has not received notice at least 90 days but not more than 120 days prior to the Annual Meeting, (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         The Company is not currently aware of any matters which will be brought before the Annual Meeting (other than procedural matters) which are not referred to in the enclosed notice of the Annual Meeting.

         The Company had 19,655,000 shares of Common Stock outstanding and 8,500,000 shares of Series A Preferred Stock outstanding at the close of business on July 26, 2000 (the "Record Date"). Stock price and share information contained in this proxy statement has been adjusted to give effect to a 2 for 1 stock split in the form of a stock dividend paid on December 30, 1999 (the "Stock Dividend"). In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of the Company's Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

         Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting. Each share of Series A Preferred Stock outstanding is entitled to two votes on each matter which is brought before the Annual Meeting. Holders of the Series A Preferred Stock vote together with holders of the Common Stock as a single class. The election of directors will be determined by a plurality vote. Under the Delaware General Corporation Law, an abstention, withholding of authority to vote or broker non-vote on any proposal, other than the election of directors, will have the same legal effect as an "against" vote.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of July 26, 2000, the beneficial ownership of the Company's Common Stock: (i) by each person known by the Company to be the beneficial owner of five percent or more of the Company's outstanding Common Stock, (ii) by each director and nominee for director of the Company,
(iii) by the chief executive officer and each executive officer whose compensation would have exceeded $100,000 during fiscal 2000 (the "Named Officers"), and (iv) by the directors, director nominee and executive officers of the Company as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares. The business address of the officers of the Company is that of the Company.

                                                              Number of Common                      Number of Preferred
           Name, Position and Address                       Shares Beneficially      Percentage     Shares Beneficially   Percentage
               of Beneficial Owner                               Owned(1)             of Class            Owned (1)        of Class
----------------------------------------------------        -------------------      ----------     -------------------   ----------
Thesseus International Asset Fund NV                              4,000,000 (2)        20.4%                 --                  --
Zeelandia Office Park
16 Kaya W.F.G. (Jombi)
Mensing, Curacao,
Netherlands Antilles

Harry J. Weitzel                                                  2,000,000 (4)         9.2                  --                  --
Chairman and Chief Executive Officer

Jason W. Galanis                                                  2,000,000 (3)         9.2             8,500,000 (4)           100%
President, Chief Operating Officer, Chief Business
Development Officer and Director

Michael Bodnar                                                      100,000 (5)         0.5                  --                  --
Treasurer, Chief Financial Officer, Secretary
And Director

Leighton A. Bloom                                                 2,000,000 (6)         9.2                  --                  --
Chief Technology Officer and Director

George C. Pilallis                                                1,000,000 (8)         4.8                  --                  --
Executive Vice President and Director

Kevin L. Washington (9)                                           2,000,000 (3)         9.2             8,500,000 (4)           100
Executive Vice President and Director

Rory F. Knight                                                      400,000 (7)         2.0                  --                  --
Director

Nicholas Wise                                                     1,000,000 (8)         4.8                  --                  --
Director

Kyle Washington (9)                                               1,640,000             8.3                  --                  --
10 Pemberton Avenue
North Vancouver, B.C.
V7P 2R1

Directors and Executive Officers as a Group                      10,500,000            34.8             8,500,000 (4)           100
(8 persons) (10)

-----------------------------------
(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC. Accordingly they may include securities owned by or for, among others, the wife and/or minor children or the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Trustkantoor Curacao, the Ernst and Young affiliate which is the resident director of Thesseus, has sole voting and dispositive power over the shares held by Thesseus. Jason W. Galanis is a one fourth beneficiary of a family trust that owns 90,867 shares of Series C Preferred Stock and 2,970,640 shares of common stock of Thesseus. Mr. Galanis has no voting or dispositive power over the shares held by Thesseus. Until their resignation as of April 10, 2000, Harry Weitzel, Mr. Galanis and Rory Knight were directors of Thesseus.
(3) Represents 2,000,000 shares underlying options which are exercisable within 60 days of the record date for the Annual Meeting. Excludes 17,000,000 shares of Common Stock which Messrs. Galanis and Washington have the right to acquire upon the conversion of the 8.5 million shares of Series A Preferred Stock held jointly by Messrs. Galanis and Washington based on the current exchange ratio. Assuming conversion of all of the Series A Preferred Stock at the current exchange ratio of 2 for 1, Messrs. Galanis and Washington would be the beneficial holders of an additional 46.4% of the outstanding common stock.
(4) Represents shares of Series A Preferred Stock held jointly by Messrs. Galanis and Washington which are currently convertible into two shares of common stock (subject to adjustment). Messrs. Washington and Galanis have shared voting and investment power over the related securities.
(5) Represents 100,000 shares underlying options which are currently exercisable.
(6) Represents 2,000,000 shares underlying options which are currently exercisable.
(7) Represents 400,000 shares underlying options which are currently exercisable.
(8) Represents 1,000,000 shares underlying options which are currently exercisable.
(9)   Kevin Washington and Kyle Washington are brothers.
(10) Includes 10.5 million shares subject to options which are currently exercisable and 8.5 million shares of Series A Preferred Stock, each convertible into two shares of common stock. Excludes 17,000,000 shares of Common Stock which could be acquired upon conversion of the Series A Preferred Stock held jointly by Messrs. Galanis and Washington based upon the current exchange ratio.

         On May 22, 2000, Inc.ubator entered into a term sheet (the "Term Sheet") to acquire all of the outstanding capital stock of ThemeWare Corporation ("ThemeWare"), a California corporation, which provides software and consulting services for individuals and small businesses to connect to and learn about the Internet.

         The Term Sheet provides, among other things, that Inc.ubator will acquire 100% of the outstanding capital stock of ThemeWare for $135 million in Inc.ubator's registered common stock. Based on the Company's market price of the common stock on July 24, 2000, the Company would be required to issue approximately 41.0 million shares of its common stock to the current shareholders of ThemeWare. The issuance of these shares, as contemplated in the Term Sheet, would result in shareholders of ThemeWare controlling a majority of the outstanding common stock of Inc.ubator. There is no assurance that the acquisition will be consummated or that if consummated it will be pursuant to the terms of the Term Sheet.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Company's Amended and Restated Bylaws currently provide that the Board shall consist of not less than one nor more than nine directors and that within these limits the number of directors shall be as established by the Board. The Board has set the number of directors at eight. The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, having staggered terms of office, which are as equal in number as possible. The Company's Board of Directors was divided into three classes as required by the Amended and Restated Certificate of Incorporation. At the Annual Meeting, director nominees will be elected to serve for terms of one, two or three years depending upon the class in which each director serves or until their successors are elected and qualified.

         The initial directors of Class I, Michael Bodnar and Leighton A. Bloom, have been nominated to serve for terms of one year or until the 2001 Annual Meeting of Stockholders. The initial directors of Class II, George C. Pilallis, Kevin L. Washington and Dr. Rory F. Knight, have been nominated to serve for terms of two years or until the 2002 Annual Meeting of Stockholders. The initial directors of Class III, Harry J. Weitzel , Jason W. Galanis and Nicholas Wise, have been nominated to serve for a term of three years or until the 2003 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders following the 2000 Annual Meeting, elections shall be held to elect directors, whose term has expired, for a term of three years and after the expiration of such term, shall thereafter be elected every three years for a three year term. The Company's Amended and Restated Articles of Incorporation does not permit stockholders to cumulate their votes for the election of directors.

         The following table sets forth certain information, as of the Record Date, regarding the Company's Board of Directors. The Board has nominated the nominees named below, which nominees are currently serving as directors and have indicated their willingness to continue serving as directors. The Board knows of no reason why any such nominees would be unable to serve as a director. If any nominee should for any reason become unable to serve, then valid proxies will be voted for the election of such substitute nominee as the Board of Directors may designate or the Board may reduce the number of directors to eliminate the vacancy.


                                                         Position(s) Held                   Director      Term to
     Name                        Age (1)                  In the Company                     Since         Expire
----------------                 -------   ---------------------------------------------    --------      -------
Harry J. Weitzel                   61      Chairman and Chief Executive Officer               1999          2003
Jason W. Galanis                   30      President,  Chief  Operating  Officer,  Chief      1999          2003
                                           Business Development Officer and Director
Michael Bodnar                     51      Treasurer, Chief Financial Officer,                1999          2001
                                           Secretary and Director
Leighton A. Bloom                  65      Chief Technology Officer and Director              1999          2001
George C. Pilallis                 52      Executive Vice President and Director              1999          2002
Kevin L. Washington                27      Executive Vice President and Director              1999          2002
Dr. Rory F. Knight                 46      Director                                           1999          2002
Nicholas Wise                      42      Director                                           1999          2003

---------------------------
(1)  As of the Record Date.

         The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Harry J. Weitzel-- Chairman and Chief Executive Officer. Mr. Weitzel became the Company's Chairman and Chief Executive Officer in November 1999. Mr. Weitzel currently is, and has been since June 1998, the Managing Principal of Cedar Cove Advisors, LLC, a private investment management and financial advisory firm located in Lexington Park, Maryland. From August 1996 to May 1998, he was the Chief Executive Officer of Pacific Consumer Funding, LLC, ("PCF") a national originator, servicer and seller of non-prime consumer loans located in Dallas, Texas. Mr. Weitzel continues to serve as a consultant to Pacific USA Holdings Corp., PCF's parent. From January 1992 to July 1996, Mr. Weitzel was President of the Consumer Asset Management Division ("CAMD"), formerly CLS Corporation, of Electronic Data Systems Corporation. Mr. Weitzel was also a founder of Thesseus and served as a director from inception in 1997 until April 10, 2000.

         Jason W. Galanis -- President, Chief Operating Officer, Chief Business Development Officer and Director. Mr. Galanis became President, Chief Operating Officer and a Director of the Company in November 1999. He became the Company's Chief Business Development Officer in February 2000. Mr. Galanis is a principal of Vianden Capital Management, L.L.C., the investment advisor to Thesseus, a closed-end, split income venture capital fund that he founded to invest in early-stage financial services companies in North America and the UK, which he founded in December 1997. He is a managing director of KnightVianden, Oxford, UK, a financial services company, which he co-founded with Dr. Knight and Mr. Washington in October 1998. In January 1996 a company affiliated with The Credit Store acquired Service One International, Inc., an established 15-year old credit card originator and servicer located in Sioux Falls, South Dakota. In October 1996 the trust and other shareholders sold The Credit Store and its affiliates, including Service One, to a New York-based financial services group. The transaction included a technology licensing and gross royalty agreement called the Mutual Business Development Agreement (MBDA), now partially owned by the Company. Mr. Galanis has also served as a director of Thesseus from February 9, 1998 until April 10, 2000. In June 1992, he co-founded a credit card receivables originator, which became The Credit Store (OTCBB: PLCR). He completed the Advanced Management Programme at Templeton College, Oxford University.

         Michael Bodnar -- Treasurer, Chief Financial Officer, Secretary and Director. Mr. Bodnar has been Chief Financial Officer of the Company since November 1999. Mr. Bodnar is also Chief Financial Officer and Treasurer of Thesseus, a position he has held since December 1997. From June 1997 until he joined Thesseus, Mr. Bodnar was Chief Financial Officer of Financial Asset Management Group, a group of financial services sector companies with offices in Vancouver that concentrated in the distressed debt field. From March 1983 to April 1997 Mr. Bodnar was Vice President, Finance for Wosk's Ltd., a major Western Canadian retailer of furniture, appliances and electronics products, where his responsibilities included overseeing all areas of consumer finance, including credit card programs. Prior to that, Mr. Bodnar spent 10 years with KPMG in Vancouver, B.C., where he performed audit and general business advisory services, leaving as a Senior Manager in 1983. He has been a member of the British Columbia and Canadian Institutes of Chartered Accountants since 1978.

         Dr. Rory F. Knight-- Director. Dr. Knight is Dean of Templeton College, the graduate business school at Oxford University, a position he has held since 1994. He is also a Fellow in Finance at Templeton College. Prior to coming to Oxford he was the Deputy Director of a foundation within the Swiss National Bank (the central bank of Switzerland) from 1986 to 1994. In this capacity he worked directly with the Directorate and with the International Banking sector. Dr. Knight's work on stockholder value has been published internationally and includes the Value Creation Quotient (VCQJ), his public company quantitative analysis. Dr. Knight also advises a number of multinational businesses and is on the board of an international investment fund.

         Dr. Knight acts as a consultant to a number of banks and large corporations on financial management issues. He has also held chairs in Finance in the University of Cape Town and IMD, Lausanne, and is the Chairman of the Finance group within the Ecole Nationale des Ponts et Chaussees in Paris. In 1997, the University of Oxford appointed Dr. Knight to the newly created post of Deputy Director in the University's School of Management Studies with special responsibility for Executive Education. Dr. Knight's role has been to develop and co-ordinate the University's accredited courses for managers and executives.

         Dr. Knight was also a founder of Thesseus and served as a director from its inception in 1997 until April 10, 2000. Dr. Knight is chairman and founding partner of KnightVianden Capital an Oxford based financial services group, founded with Jason Galanis and Kevin Washington.

         Kevin Washington--Executive Vice President and Director. Mr. Washington became Executive Vice President and Director of the Company in November 1999. Mr. Washington is and has been since 1997 a principal in Olympic Holdings, a privately held equity securities investment and trading firm with offices in Los Angeles and London. He is a founding partner of KnightVianden Capital, an Oxford based financial services group founded with Jason Galanis and Dr. Knight. KnightVianden Capital operates KnightVianden Research Associates within Templeton (Oxford University) which focuses on risk and value with a particular focus in biotechnology, Internet companies and financial services. Mr. Washington is also a partner in a family partnership which has interests in real estate, avionics and other venture capital investments.

         Leighton A. Bloom -- Chief Technology Officer and Director. Mr. Bloom became Chief Technology Officer and Director of the Company in November 1999. Mr. Bloom is currently and has been since 1998 a technology consultant to Key Bank, a national bank, on Internet and intranet information retrieval and publishing. He was a senior technology consultant to Chemical Bank and its successor, Chase Manhattan Bank, from 1993 until August 1999, developing techniques for management of, and information mining and distribution from, very large investment databases in support of private, corporate and mutual fund asset managers, most recently for intranet publication. Previously, from 1991 to 1993, Mr. Bloom was a senior consultant to Donaldson, Lufkin & Jenrette on the collection, management and internal publication of investment banking information; to Avon Corporation on data mining and analysis of marketing program effectiveness; and to Aetna, Inc. on the optimization of computer-based corporate health care customer service interactions. During 38 years in the computer industry, Mr. Bloom has developed systems for several other firms in the financial services industry as well as firms in other industries that include publishing, litigation, real estate, natural resources, manufacturing, transportation, communications, and advertising.

         George C. Pilallis-- Executive Vice President and Director. Mr. Pilallis joined the Company as Managing Director in December 1999 and became Executive Vice President in February 2000. From June 1997 to December 1999, Mr. Pilallis was President and Chief Executive Officer of Advantage Funding Group, Inc. a subsidiary of Pacific Consumer Funding ("PCF") an originator, servicer and seller of non-prime consumer loans located in Boston, Massachusetts. Mr. Pilallis previously held the position of Managing Director for PCF, a unit of Pacific USA Holdings Corp., a national originator, servicer and seller of non-prime consumer loans located in Dallas, Texas from March 1997 to January 1998. From June 1991 to February 1997, Mr. Pilallis was Managing Director of Capital Markets of the Consumer Asset Management Division ("CAMD"), formerly CLS Corporation, of Electronic Data Systems Corporation. Mr. Pilallis was responsible for all aspects of consumer loan outsourcing services for capital market transactions, particularly those involving non-prime and sub-prime asset-backed classes in automobile, home equity and credit cards. Prior to joining CAMD, Mr. Pilallis held a variety of executive positions with SMS Corporation, GE Capital Mortgage Insurance and the John H. Harland Company.

         Nicholas P. Wise -- Director. Mr. Wise became a Director of the Company in December 1999. Mr. Wise has a long career managing public policy issues in Washington, D.C., which assists the Company in advancing business, policy and social issues for its target market, a generally socially disadvantaged demographic group. He is President and founder of the government affairs firm of Wise & Associates, Washington, D.C., specializing in legislative and regulatory matters before the Congress and executive branch agencies, a position he has held since January 1997.

         From 1983 until 1986, Mr. Wise was an attorney on the staff of Senator Mike DeWine (Rep: Ohio). He served as Senator DeWine's Chief Counsel and Legislative Director from 1986 to 1989. From 1989 to 1992, he served as Deputy Assistant Attorney General at the Department of Justice, where he was Attorney General Thornburgh's liaison with Congress and to the Counsel to the President. Mr. Wise served as Chief Strategist and Chief Counsel for Senator DeWine from 1992 through 1997.

         Mr. Wise earned his J.D. at Case Western Reserve University in 1983 and his B.A. (cum laude) at the University of Cincinnati in 1980. Mr. Wise is a member of the Ohio and Virginia Bar.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR.

Board, Committees and Attendance at Meetings

         The Board of Directors of the Company held four meetings during the fiscal year ended March 31, 2000. During fiscal 2000, no director attended fewer than 75% of the aggregate of the total number of Board meetings on which he served. No committees were established during fiscal 2000. The following is a description of each of the committees of the Board of Directors of the Company.

         Audit Committee. The members of the Audit Committee are Messrs. Wise and Knight. The Audit Committee, which was established May 1, 2000, reviews the Company's audited financial statements and makes recommendations to the Board concerning the Company's accounting practices and policies and the selection of independent accountants. The Audit Committee did not meet during fiscal 2000.

Compensation of Directors

         General. During fiscal 2000, non-employee directors of the Company did not receive any compensation for meetings attended. The Company issued stock options to its non-employee directors which are presently exercisable. Messrs. Knight and Wise were granted options to purchase 400,000 and 1,000,000 shares of common stock at exercise prices of $0.04 and $2.00, respectively. The Board of Directors may determine to pay fees to members of the Board in the future, although the amount of timing of payment of such fees has not yet been determined.

Executive Compensation

         The following table sets forth information regarding compensation paid by the Company and its subsidiaries to the Chief Executive Officer and each Named Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long Term
                                             Annual Compensation                    Compensation Awards
                                  ----------------------------------------- ---------------------------------------
                                                                                        Securities
                                                                            Restricted  Underlying
            Name and              Fiscal                      Other Annual    Stock      Options/       All Other
       Principal Position          Year    Salary    Bonus   Compensation(1) Award(s)     SARS (#)     Compensation
-----------------------------    -------   ------    -----   --------------- ---------- -----------    -------------
Harry J. Weitzel                   2000      0         0            0           0        2,000,000(3)       0
Chairman and Chief Executive
Officer

George C. Pilallis                 2000   $37,500(2)   0            0           0        1,000,000(4)       0
Executive Vice President and
Director

----------------------------
(1) Excludes perquisites and other personal benefits that do not exceed $50,000 or 10% of each officer's total salary and bonus.
(2) Mr. Pilallis joined the Company effective January 1, 2000 at an annual salary of $150,000.
(3) Represents options to purchase 2,000,000 shares of common stock at the exercise price of $.045.
(4) Represents options to purchase 1,000,000 shares of common stock at the exercise price of $2.00.

1999 Stock Option Plan

         The Board of Directors and stockholders holding a majority of the outstanding common stock of the Company have also adopted the 1999 Stock Option Plan (the "Stock Option Plan"), which provides for the issuance of options to acquire up to 15,000,000 shares (as adjusted for the Company's December 30, 1999 stock split) of the Company's common stock. As of July 26, 2000, options to purchase 10,500,000 shares had been granted. None of these options had been exercised as of such date. The purpose of Stock Option Plan is provide additional financial incentive to officers, directors, key employees and important consultants of the Company (and its present or future subsidiary corporations).

         Certain of the options issued under the Stock Option Plan may constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The remainder of the options issued under the Stock Option Plan will constitute nonqualified stock options.

         The Stock Option Plan is administered by the Board of Directors until the Board determines to establish an option committee (the "Committee") to do so. Subject to the express provisions of the Stock Option Plan, the Committee has authority to interpret the Stock Option Plan and make all other determinations necessary or advisable for the administration of the Stock Option Plan. The Committee has authority, subject to the express provisions of the Stock Option Plan, to select individuals to participate in the Stock Option Plan, and to determine the number of shares subject to each option, the time at which the option is to be granted, the type of option, the option period, the option price, and the manner in which the options become exercisable, and to adopt other provisions as it deems necessary or desirable.

         The Stock Option Plan provides for the grant of options representing up to an aggregate of 15,000,000 shares of common stock, subject to adjustment as discussed below. If an option granted under the Stock Option Plan expires, is canceled, or terminates unexercised as to any share of common stock subject thereto, or such shares will again be available for purposes of the Stock Option Plan. In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, reorganization or recapitalization, merger, dissolution, combination or exchange of shares or other similar corporate change, the number of shares of stock subject to the Stock Option Plan and the aggregate number of shares in outstanding option agreements shall be equitably adjusted by the Committee.

         The option price per share of common stock will be fixed by the Committee, but the option price for incentive stock options will not be less than 100% of the fair market value on the date the option is granted. The Committee will determine the expiration date of each option, but, in the case of an incentive stock option, such expiration date will not be later than ten years after the date of grant. No option shall be assignable or transferable by an optionee except by will or the laws of descent and may be exercised during the life of the optionee only by the optionee, except that the Committee may determine the extent and manner in which optionees may designate a beneficiary to exercise the option after the optionee's death or transfer any option.

         The Board of Directors may amend, suspend, or terminate the Stock Option Plan at any time. Termination of the Stock Option Plan will not affect the rights of optionees under options previously granted to them. All unexpired options will continue until, by their own terms and conditions, they lapse or terminate. No incentive stock options may be granted after the tenth (10th) anniversary of the effective date of the Stock Option Plan.

         The following table sets forth information regarding the option values of options held by the named officers at fiscal year end. No options were exercised during fiscal 2000.

              AGGREGATED OPTIONS/SAR EXERCISED IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

                                                                                           Value of Unexercised
                                                                 Number of Securities           In-the-Money
                                                                Underlying Unexercised        Options/SARs at
                                     Shares                    Options/ SARs at Fiscal        Fiscal Year End
                                   Acquired on     Value        Year End Exercisable/           Exercisable/
             Name                  Exercise(#)   Realized($)      Unexercisable (1)          Unexercisable (2)
-----------------------------      -----------   -----------   ------------------------     --------------------
Harry J. Weitzel                        0             0              2,000,000/0                16,160,000/0
Chairman and Chief Executive
Officer

George C. Pilallis                      0             0              1,000,000/0                 6,125,000/0
Executive Vice President and
Director

---------------------
(1) Shares subject to options and exercise prices have been adjusted as a result of the Stock Dividend.
(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options granted based upon the closing sales price per share of $8.125 on March 31, 2000.

         The following table sets forth information regarding options to purchase shares of Common Stock granted to the Named Officers during fiscal 2000. The Stock Option Plan does not provide for the grant of stock appreciation rights ("SARs").

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                        Number of      % of Total
                                        Securities    Options/SARs
                                        Underlying     Granted to    Exercise or
                                       Options/SARs   Employees in    Base Price
             Name                     Granted (#)(1)   Fiscal Year      ($/sh)    Expiration Date
-------------------------------       --------------  -------------  -----------  ---------------
Harry J. Weitzel                       2,000,000(2)        19%           .045      November 2004
Chairman and Chief Executive
Officer

George C. Pilallis                     1,000,000(3)       9.5%           2.00      December 2009
Executive Vice President and
Director

----------------------
(1)  Shares subject to option have been adjusted as a result of the Stock
     Dividend.
(2)  Such options have a term of 5 years and are fully vested.
(3)  Such options have a term of 10 years and are fully vested.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Several of the members of Inc.ubator's management team, namely, Harry Weitzel, Kevin Washington and Jason Galanis, were, until their resignation on April 10, 2000, principals in Thesseus International Asset Fund NV ("Thesseus"), the entity from which Inc.ubator acquired its interests in Eikos Acquisition Limited, eCard Solutions, Inc. (formerly Brunswick Capital Partners, Inc.) and InfoBase Direct Marketing Services, Inc. ("InfoBase"). Inc.ubator acquired 100% of Eikos for 3.0 million shares of common stock (as adjusted for the Stock Dividend) and 8.5 million shares of Series A Preferred Stock. Each share of Series A Preferred Stock converts into 2 shares of common stock. Inc.ubator also initially acquired from Thesseus, in exchange for 2,000,000 shares of Inc.ubator common stock, preferred stock convertible into 40% of the common stock of eCard Solutions, Inc. and preferred stock convertible into 49% of the common stock of InfoBase. As a result, these transactions did not result from arms-length negotiations. The related agreements may include terms and conditions that may be more or less favorable to Inc.ubator than terms contained in similar agreements negotiated with third parties. Michael Bodnar is an officer of Thesseus.

         Thesseus and Inc.ubator also have an informal arrangement pursuant to which Inc.ubator reimburses Thesseus for its pro rata share of administrative expenses as determined by management. These administrative expenses include among other things, rent, administrative staff and office costs. During the 2000 fiscal year, Inc.ubator paid Thesseus $71,000 for these expenses.

         Kevin Washington and Jason Galanis are principals of K. Washington - Galanis Investments LLC, from which Inc.ubator acquired 100% of CASA@Home.com, Inc. for 4,000,000 shares of Common Stock (as adjusted for the Stock Dividend). As a result, this transaction did not result from arms-length negotiations and the related agreement may include terms and conditions that may be more or less favorable to Inc.ubator than the terms contained in similar agreements negotiated with third parties.

         In order to fund the initial payment required in respect of the ThemeWare acquisition described above, the Company received a $1,000,000 loan from Derek M. Galanis, a brother of Jason Galanis. Subsequently, on July 7, 2000, the stockholder agreed to convert this loan into 1,000,000 non-voting, non-redeemable, Series B, 8% cumulative preferred shares in return for 50,000 two year warrants each entitling the holder to acquire one common share for $2.50. The preferred shares are convertible into 250,000 common shares, subject to anti-dilution provisions.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except for the late filing of a Form 3 by Messrs. Pilallis, Wise, Weitzel, Knight, Galanis, Washington and Bodnar.

                              STOCKHOLDER PROPOSALS

         The deadline for providing the Company timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's 2001 Annual Meeting of Stockholders (the "2001 Meeting") will be not less than ninety days nor more than one hundred and twenty days prior to the first anniversary of the preceding year's annual meeting; provided, that if the date of the annual meeting is advanced by more than twenty days or delayed by more than seventy days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than one hundred and twenty days prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. As to all such matters which the Company does not have notice on or prior to the time period set forth in the preceding sentence discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2001 Meeting to vote on such proposal. In addition, the Rule 14a-8 requirements applicable to inclusion of stockholder proposals in the Company's proxy materials related to the 2001 Meeting require that a stockholder proposal regarding the 2001 Meeting must be submitted to the Company at its office located at 9777 Wilshire Boulevard, Suite 718, Beverly Hills, California 90212, by March 31, 2001 to receive consideration for inclusion in the Company's 2001 proxy materials. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Effective January 12, 2000, the Company determined not to renew its engagement with the accounting firm of Barry Friedman, P.C. and appointed KPMG LLP as its independent auditors. There were no disagreements on any matter of accounting principles or practices, financial statement presentation or disclosure, or auditing scope or procedures with the Company's prior accountants. The independent accountants' reports on the Company's financial statements for the past two years did not contain an adverse opinion, disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change certifying accountants was approved by the Company's Board of Directors. During the Company's two most recent fiscal years there were no disagreements or "reportable events" with the Company's former or current independent accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Based upon the recommendation of the Audit Committee, the Board of Directors has selected KPMG LLP to be the Company's independent certified public accountants for fiscal 2000.

         A representative of KPMG LLP is expected to be present at the Annual Meeting to have the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

                                  ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Stockholders for the year ended March 31, 2000 (the "Annual Report"). The Annual Report contains the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2000 REQUIRED TO BE FILED WITH THE SEC WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

                                Jason W. Galanis
                             9777 Wilshire Boulevard
                                    Suite 718
                             Beverly Hills, CA 90212

                                           By Order of the Board of Directors,

                                           Harry J. Weitzel
                                           Chairman and Chief Executive Officer

REVOCABLE PROXY


                            INC.UBATOR CAPITAL, INC.
               Annual Meeting of Stockholders - September 6, 2000

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INC.UBATOR

         The undersigned hereby constitutes and appoints Jason Galanis and Harry Weitzel and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the "Annual Meeting") of Inc.ubator Capital, Inc. ("Inc.ubator" or the "Company"), to be held on September 6, 2000, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of Inc.ubator which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as indicated on the reverse side of this proxy card:

         THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.


                  (Continued and to be signed on reverse side)


         Please mark your votes as in this example. _X_

         The Board of Directors recommends a VOTE "FOR" the election of the nominees listed below.

I.       The election as directors  of all of the  following  nominees for the term set forth below and until their successors are elected and qualified:

         Class I  (term of one year)     - Michael Bodnar and Leighton A. Bloom.
         Class II (term of two years)    - George C. Pilallis, Kevin L. Washington and Dr. Rory F. Knight.
         Class III (term of three years) - Harry J. Weitzel, Jason W. Galanis and Nicholas Wise.

                                           [ ]  FOR                        [ ]  VOTE WITHHELD

         To withhold a vote for any  individual  nominee(s)  write the name(s) of the  nominee(s)  on the following line_____________________________.

II.      In their  discretion,  the proxies are  authorized to vote on any other  business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         Should the undersigned be present and choose to vote at the Annual Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of Inc.ubator at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

         The undersigned hereby acknowledges receipt of the Company's 2000 Annual Report to Shareholders, Notice of the Company's
Annual Meeting and the Proxy Statement relating thereto.


PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.



_________________________________   _________________________________     DATE:__________________________, 2000
 Signature(s)                                                                   (Please date this Proxy)



NOTE:  It would be helpful if you signed your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

                        Please date, sign and mail your proxy card back as soon as possible.